UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒

Filed by a party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

AquaBounty Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

OCTOBER 12, 2022

A special meeting of stockholders (the “Special Meeting”) of AquaBounty Technologies, Inc. (“AquaBounty” or the “Company”) will be held on October 12, 2022, at 8:30 a.m. Eastern Time. The Special Meeting will be held entirely online due to the continuing public health impact of the coronavirus (COVID-19) outbreak and to support the health and well-being of our partners, employees, and stockholders. You will be able to attend and participate in the Special Meeting by visiting meetnow.global/MLKARJ9, where you will be able to listen to the meeting live, submit questions, and vote. This meeting is being held for the following purposes:

•

To approve the ratification of the approval, filing and effectiveness of the certificate of amendment to our third amended and restated certificate of incorporation (our “Certificate of Incorporation”) filed with the Secretary of State of the State of Delaware (the “Secretary of State”) on May 27, 2022 (the “Share Increase Amendment”) and the increase in the number of shares of our authorized common stock, par value $0.001 per share (the “Common Stock”), effected thereby (the “Ratification”); and

•	To approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Ratification (the “Adjournment Proposal”).

After careful consideration, the board of directors of the Company (the “Board”) recommends a vote “FOR” the Ratification (Proposal 1); and “FOR” the Adjournment Proposal (Proposal 2).

As described in the definitive proxy statement relating to the Company’s May 27, 2022 annual meeting of stockholders (the “2022 Annual Meeting”), which was filed with the SEC on April 14, 2022 (as supplemented by the additional definitive soliciting material filed with the SEC on May 16, 2022, the “2022 Annual Meeting Proxy Statement”), the Share Increase Amendment was proposed to increase the authorized number of shares of Common Stock in order to, among other reasons, provide the Company with the future ability to raise the capital necessary to continue and grow its operations.

At the 2022 Annual Meeting, the Company’s stockholders voted on the Share Increase Amendment. Consistent with the applicable rules concerning the manner in which brokerage firms, banks, broker-dealers, or other similar organizations (collectively, “brokers and/or other nominees”) may exercise discretionary authority to vote on “routine” matters, certain shares of Common Stock held by brokers and/or other nominees and with respect to which the beneficial owners had not provided their broker and/or other nominee with voting instructions were voted by the brokers and/or other nominees in favor of the approval of the Share Increase Amendment. Such votes, and others cast by the Company’s stockholders, were tabulated by the Company’s inspector of elections in accordance with the applicable NYSE rules and, based on the tabulation, the inspector of elections determined that the proposal to approve the Share Increase Amendment was adopted by the requisite vote of stockholders and certified that the proposal had passed. Following this approval, the Company filed the Share Increase Amendment with the Secretary of State on May 27, 2022, and it became effective on the same date.

On June 24, 2022, the Company received a letter on behalf of a stockholder alleging that disclosures in the 2022 Annual Meeting Proxy Statement regarding the authority of brokers and/or other nominees to vote on the Share Increase Amendment in the absence of instructions from the beneficial owners of the applicable shares were inconsistent with how votes were tabulated and counted. For this reason, the stockholder suggested that the votes of brokers and/or other nominees should not have been counted with respect to the Share Increase Amendment, and that the Board should deem the Share Increase Amendment ineffective and make appropriate disclosure of such determination, or seek valid stockholder approval of the Share Increase Amendment.

The Board believes it was and is appropriate to include the affirmative votes cast by brokers and/or other nominees pursuant to their discretionary authority in the tabulation of votes in favor of the Share Increase Amendment and, thus, that the Share Increase Amendment was properly approved and is effective. However, to avoid potential future litigation risk, and to eliminate any uncertainty as to the Share Increase Amendment and the validity of shares of Common Stock that in the future may be issued by virtue of the Share Increase Amendment, the Board has determined that it is advisable and in the best interests of the Company and its stockholders to ratify the approval, filing and effectiveness of the Share Increase Amendment pursuant to Section 204 of the Delaware General Corporation Law (the “DGCL”). In furtherance of this Ratification, the Board unanimously adopted the resolutions attached hereto as Appendix A on August 3, 2022, resolving, among other things, to approve the Ratification, subject to stockholder approval, and recommend that stockholders approve the Ratification.

Your vote is very important. Whether or not you plan to attend the Special Meeting online, the Company hopes you will submit a proxy to vote as soon as possible to ensure that your vote will be counted.

Only stockholders of record at the close of business on August 24, 2022 (the “Record Date”) are entitled to vote at the Special Meeting or at any postponement(s) or adjournment(s) thereof. The close of business on August 24, 2022 is also the Record Date for determining the stockholders of record entitled to notice of the Special Meeting. The Ratification is being submitted to stockholders pursuant to Section 204 of the DGCL, under which stockholders of record as of the close of business on March 30, 2022 (the record date for the 2022 Annual Meeting), other than stockholders whose identities or addresses cannot be determined from the Company’s records, will also receive notice of the Special Meeting, but are not entitled to attend the Special Meeting or vote on the Ratification or any other matter presented at the Special Meeting unless they were also stockholders of record as of the close of business on the Record Date.

This notice and the attached proxy statement constitute the notice required to be given to the Company’s stockholders under Section 204 of the DGCL in connection with the Ratification. Under Sections 204 and 205 of the DGCL, when a matter such as the Ratification is submitted for ratification at a stockholder meeting, any claim that a defective corporate act ratified under Section 204 is void or voidable due to the failure of authorization, or that the Delaware Court of Chancery should declare in its discretion that a ratification in accordance with Section 204 of the DGCL not be effective or be effective only on certain conditions, must be brought within 120 days from the time a certificate of validation in respect of the Ratification is filed with the Secretary of State and becomes effective. If the Ratification is approved by stockholders, the Company expects to file a certificate of validation promptly after the adjournment of the Special Meeting, and any claim that the filing and effectiveness of the Share Increase Amendment is void or voidable due to a failure of authorization, or that the Delaware Court of Chancery should declare, in its discretion, that the Share Increase Amendment not be effective or be effective only on certain conditions, must be brought within 120 days from the time a certificate of validation is filed with the Secretary of State and becomes effective in accordance with the DGCL.

Your vote is very important. Whether or not you plan to attend the Special Meeting online, we hope you will vote as soon as possible. Please vote before the Special Meeting using the Internet or telephone, or by signing, dating, and mailing the proxy card in the pre-paid envelope, to ensure that your vote will be counted. Please review the instructions on each of your voting options described in the accompanying proxy statement. Your proxy may be revoked before the vote at the Special Meeting by following the procedures outlined in the accompanying proxy statement.

Sincerely,

Sylvia Wulf
President, Chief Executive Officer, and Director

Maynard, Massachusetts

[•], 2022

PROXY STATEMENT

2 Mill & Main Place, Suite 395

Maynard, Massachusetts 01754

PROXY STATEMENT

FOR THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER 12, 2022

ABOUT THE SPECIAL MEETING

This Proxy Statement and the accompanying form of proxy are being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of AquaBounty Technologies, Inc. (“we,” “us,” “our,” “AquaBounty” or the “Company”) for use at our special meeting of stockholders (the “Special Meeting”) to be held on October 12, 2022, at 8:30 a.m., Eastern Time, and any adjournments, continuations or postponements thereof. The meeting will be held via a live webcast available at meetnow.global/MLKARJ9.

What is the purpose of the Special Meeting?

The purpose of the Special Meeting is to confirm certain matters that were previously approved by our stockholders. Specifically, at our Special Meeting, stockholders will act upon the following matters outlined in the notice of Special Meeting (the “Notice”):

•

To approve the ratification of the approval, filing and effectiveness of the certificate of amendment to our third amended and restated certificate of incorporation (our “Certificate of Incorporation”) filed with the Secretary of State of the State of Delaware (the “Secretary of State”) on May 27, 2022 (the “Share Increase Amendment”) and the increase in the number of shares of our authorized common stock, par value $0.001 per share (the “Common Stock”), effected thereby (the “Ratification”); and

•	To approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Ratification (the “Adjournment Proposal”).

After careful consideration, the Board recommends a vote “FOR” the Ratification (Proposal 1); and “FOR” the Adjournment Proposal (Proposal 2).

As described in this Proxy Statement, although our Board believes the Share Increase Amendment was properly approved at the Company’s May 27, 2022 annual meeting of stockholders (the “2022 Annual Meeting”), was properly filed and is currently effective, because there may be uncertainty regarding the validity or effectiveness of the Share Increase Amendment, our Board is submitting the Ratification to the Company’s stockholders pursuant to Section 204 of the Delaware General Corporation Law (the “DGCL”) to eliminate such uncertainty and risk of any litigation in connection therewith. Under Section 204 of the DGCL, stockholders of record as of March 30, 2022 (the record date of the 2022 Annual Meeting), other than holders whose identities or addresses cannot be determined from our records, are entitled to notice of the Special Meeting, but are not entitled to attend the Special Meeting or to vote on any matter presented at the Special Meeting unless they were also holders of our Common Stock as of the close of business on August 24, 2022 (the “Record Date”).

It is important to note that approval of the Ratification will:

NOT dilute your ownership in AquaBounty;

NOT change the total number of shares of Common Stock that are currently outstanding;

NOT change the number of shares of Common Stock that you currently own; and

NOT change the amount of Common Stock covered under the Share Increase Amendment.

The Ratification WILL merely confirm certain matters that were previously approved by our stockholders.

Why is the Company seeking stockholder approval of the Ratification (Proposal 1) under Section 204 of the DGCL, and what is the effect of that?

Our Board desires to ratify the Share Increase Amendment to eliminate any uncertainty related to the validity and effectiveness of such items. Section 204 of the DGCL provides that no defective corporate act will be void or voidable solely as a result of a failure of authorization of that defective corporate act if it is ratified as provided in Section 204 or validated by the Delaware Court of Chancery in a proceeding brought under Section 205 of the DGCL. Thus, Section 204 allows a Delaware corporation, by following specified procedures, to ratify an arguably defective corporate act . The effect of ratification under Section 204 is that the corporate act is validated retroactive to the date the corporate act was originally taken. Although the Board believes that the Share Increase Amendment was properly approved and is effective, ratification will eliminate all doubt.

What are the consequences if the Ratification (Proposal 1) is not approved by stockholders?

If the Ratification is not approved by the requisite vote of our stockholders, we will not be able to file a certificate of validation in respect of the Share Increase Amendment (the “Certificate of Validation”) with the Secretary of State and the Share Increase Amendment will not be ratified in accordance with Section 204 of the DGCL. The failure to approve the Ratification may leave us exposed to potential claims that (i) the Share Increase Amendment did not receive requisite stockholder approval at the 2022 Annual Meeting, and therefore was not validly filed with the Secretary of State and is not currently effective, (ii) as a result, the Company does not have sufficient authorized but unissued shares of Common Stock to permit future issuances of Common Stock, including pursuant to outstanding warrants, stock options and other convertible securities, and (iii) actions taken by the Company in reliance on the effectiveness of the Share Increase Amendment were improperly effected, although the Company believes that any such claims would be without merit. In addition, the failure to approve the Ratification may preclude us from pursuing, or impair our ability to pursue, a wide range of potential corporate opportunities that might require working capital or additional financing, or otherwise be in the best interests of our stockholders, which could have a material adverse effect on our business and prospects.

Where can I obtain proxy-related materials and/or what should I do if I received more than one copy of the materials?

A copy of our proxy materials is available, free of charge, on www.envisionreports.com/AQB, the Securities and Exchange Commission (“SEC”) website at www.sec.gov, and our corporate website at www.aquabounty.com. By referring to our website, we do not incorporate our website or any portion of that website by reference into this Proxy Statement. We intend to mail these proxy materials on or about [•], 2022 to all stockholders of record entitled to vote at the Special Meeting. Pursuant to Section 204 of the DGCL, we are also providing notice of the Special Meeting to all stockholders of record as of March 30, 2022 (the record date of the 2022 Annual Meeting), other than holders whose identities or addresses cannot be determined from our records, but such holders are not entitled to attend the Special Meeting or to vote on any matter presented at the Special Meeting unless they were also holders of our Common Stock as of the close of business on the Record Date.

If your shares are held in more than one account at a brokerage firm, bank, broker-dealer, or other similar organization (a “broker and/or other nominee”), you may receive more than one copy of the proxy materials. Please follow the voting instructions on the proxy cards or voting instruction forms, as applicable, and vote all proxy cards or voting instruction forms, as applicable, to ensure that all of your shares are voted. We encourage you to have all accounts registered in the same name and address whenever possible. If you are a registered holder, you can accomplish this by contacting our transfer agent, Computershare, at (800) 736-3001 or in writing to Computershare, PO. Box 30170, College Station, Texas 77842. If your shares are held in an account at a broker and/or other nominee, you can accomplish this by contacting that organization.

This Proxy Statement and the accompanying form of proxy are expected to be first sent or given to our stockholders, as well as the other persons entitled to receive notice under Section 204 of the DGCL, on or about [•], 2022.

Why did multiple stockholders at my address receive only one copy of the proxy materials?

Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the proxy materials is being delivered to multiple stockholders sharing an address unless we have received contrary instructions. We will promptly deliver a separate copy of any of these documents to you if you write to us at 2 Mill & Main Place, Suite 395, Maynard, MA 01754, Attention: Corporate Secretary, or call us at (978) 648-6000. If you want to receive separate copies of proxy statements or Annual Reports on Form 10-K in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address or telephone number.

Why am I receiving the notice for the Special Meeting and this Proxy Statement, but not voting materials?

You may be receiving the notice for the Special Meeting and this Proxy Statement because you were a record holder of Common Stock as of the record date of the 2022 Annual Meeting and, therefore, pursuant to Section 204 of the DGCL, are entitled to notice of the time, place, if any, and purpose of the Special Meeting. However, unless you were also a holder of Common Stock at the close of business on the Record Date, you are not entitled to attend or vote at the Special Meeting, and therefore voting materials have not been provided to you in connection with the notice for the Special Meeting and this Proxy Statement.

What is the quorum requirement to hold the Special Meeting?

Our outstanding Common Stock constitutes the only class of securities entitled to vote at the Special Meeting, and each share is entitled to one vote. Common stockholders of record at the close of business on August 24, 2022, the Record Date for the Special Meeting, are entitled to notice of and to vote at the Special Meeting. The presence at the Special Meeting, in person (via the live webcast) or by proxy, of the holders of a majority of the shares of Common Stock issued and outstanding as of August 24, 2022 will constitute a quorum.

For purposes of determining the presence or absence of a quorum, abstentions and broker non-votes will be counted as present. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.

What is the vote required for each of the proposals?

Approval of Proposal 1, the Ratification, will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting. The approval of Proposal 2, the Adjournment Proposal, will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote on the Adjournment Proposal and which have actually been voted.

Abstentions. Abstentions will have the same effect as a vote against Proposal 1, the Ratification. Abstentions will have no effect on the outcome of Proposal 2, the Adjournment Proposal, as abstentions are not considered votes “cast” under the DGCL.

Broker Non-Votes. If your shares are held in “street name” by a broker and/or other nominee, such firm is required to vote your shares according to your instructions, if provided. A broker non-vote occurs when a broker and/or other nominee has not received voting instructions from the beneficial owner of the shares and the broker and/or other nominee cannot vote the shares at its discretion because the matter is not considered a routine matter under NYSE rules for which brokers have discretionary authority to vote. As each proposal is considered a routine matter, if you provide a proxy without giving specific voting instructions, the broker and/or other nominee is able to exercise discretion and vote uninstructed shares. We, therefore, do not expect that any broker non-votes will occur at the Special Meeting.

What are the procedures for voting?

Your vote is very important. Whether or not you plan to attend the Special Meeting, please vote by proxy in accordance with the instructions on your proxy card or voting instruction card (from your broker and/or other nominee).

Stockholders of Record. If your shares are registered directly in your name with our transfer agent, Computershare, you are a stockholder of record and you received the proxy materials by mail with instructions regarding how to view our proxy materials on the Internet, how to receive a paper or email copy of the proxy materials, and how to vote by proxy. You can vote via the live webcast of the Special Meeting at meetnow.global/MLKARJ9 or by proxy. There are three ways stockholders of record can vote by proxy:

(1)	by telephone (by following the instructions on the proxy card);

(2)	by Internet (by following the instructions provided on the proxy card); or

(3)	by mail (by completing and returning the proxy card enclosed in the proxy materials).

Unless there are different instructions on the proxy card, all shares represented by valid proxies (and not revoked before they are voted) will be voted as follows at the Special Meeting: “FOR” Proposal 1, the Ratification, and “FOR” Proposal 2, the Adjournment Proposal. If you provide specific voting instructions, your shares will be voted as instructed. Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on October 11, 2022.

Beneficial Owners of Shares Held in Street Name. If your shares are held in an account at a broker and/or other nominee, then you are the beneficial owner of shares held in “street name,” and such organization forwarded to you the proxy materials. There are two ways beneficial owners of shares held in street name can vote by proxy in accordance with the instructions provided to you by your broker and/or other nominee:

(1)	by mail (by following the instructions on the voting instruction form); or

(2)	by Internet (by following the instructions on the voting instruction form).

Although we do not know of any business to be considered at the Special Meeting other than the proposals described in this proxy statement, if any other business is presented at the Special Meeting, your signed proxy or your authenticated Internet or telephone proxy will give authority to each of Sylvia Wulf, David A. Frank and Angela M. Olsen to vote on such matters at his or her discretion.

YOUR VOTE IS IMPORTANT. PLEASE VOTE WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON VIA THE LIVE WEBCAST.

How do I attend the meeting?

This Special Meeting will be held virtually. To attend and participate in the Special Meeting, stockholders will need to access the live webcast of the meeting. To do so, please visit meetnow.global/MLKARJ9.

If you are a stockholder of record, you do not need to register to attend the Special Meeting via the live webcast. To attend, just follow the instructions on the notice or proxy card that you received. We encourage you to access the meeting prior to the start time, leaving ample time for the check-in.

If you are a beneficial owner of shares held in “street name” as of the Record Date and wish to attend the Special Meeting, whether you intend to vote your shares at the meeting or not, you must register in advance to do so. To register, you must submit proof of your proxy power (legal proxy from the broker and/or other nominee that holds your shares) reflecting your AquaBounty Technologies, Inc. holdings, along with your name and email address, to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on October 11, 2022. You will receive a confirmation of your registration by email after Computershare receives your registration materials. Requests for registration should be directed to Computershare as follows:

By email

Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com

By mail

Computershare

AquaBounty Technologies, Inc. Legal Proxy

P.O. Box 43001

Providence, RI 02940-3001

To attend the Special Meeting as a “street name” holder, following registration, visit meetnow.global/MLKARJ9 and follow the instructions on the notice or proxy card that you received. Access to the webcast will begin on October 12, 2022, at 8:15 a.m., Eastern Time, and you should allow ample time for check-in procedures.

Can I ask questions at the meeting?

If you wish to submit a question during the Special Meeting, and are entitled to do so as a stockholder of record or stockholder in “street name” as of the Record Date, you may log into, and submit a question on, the virtual meeting platform by following the instructions provided through the platform. All questions presented should relate directly to the proposals under discussion. Questions from multiple stockholders on the same topic or that are otherwise related to a particular topic may be grouped, summarized and answered together. If questions submitted are irrelevant to the business of the Special Meeting or are out of order or not otherwise suitable for the conduct of the Special Meeting, as determined by the Chair or Corporate Secretary in their reasonable judgment, we may choose to not address them. If there are any matters of individual concern to a stockholder and not of general concern to all stockholders, or if a question posed was not otherwise answered, such matters may be raised separately after the Special Meeting.

Our Special Meeting will be governed by the meeting’s Rules of Conduct, which will address the ability of stockholders to ask questions during the meeting and rules for how questions will be recognized and addressed. The meeting’s Rules of Conduct will be available on meetnow.global/MLKARJ9 prior to the Special Meeting.

What do I do if I experience technical issues during the meeting?

The virtual meeting platform is supported across browsers and devices running the most updated version of applicable software and plug-ins. Participants should give themselves plenty of time to log in and ensure they have a strong Internet connection and they can hear streaming audio prior to the start of the meeting.

Approximately 15 minutes prior to the start of and through the conclusion of the Special Meeting, a support team will be ready to assist stockholders with any technical difficulties they may have in accessing or hearing the virtual meeting. If you encounter technical difficulties with the virtual meeting platform on the meeting day, please call the technical support number that will be posted on the meeting website.

Additional information regarding technical and logistical issues, including technical support during the Special Meeting, will be available at meetnow.global/MLKARJ9, which stockholders should refer to in the event that the Special Meeting is adjourned in the event of a technical failure or similar issues.

How do I revoke a proxy?

If you are a stockholder of record, you may revoke your proxy at any time before it is actually voted at the Special Meeting by:

•

delivering written notice of revocation to our Corporate Secretary at 2 Mill & Main Place, Suite 395, Maynard, Massachusetts 01754, which must be received by our Corporate Secretary prior to the start of the Special Meeting;

•	submitting a later-dated proxy prior to the applicable cutoff times, as described above; or

•	attending the Special Meeting via the live webcast available at meetnow.global/MLKARJ9 and voting.

Your attendance at the Special Meeting will not, by itself, constitute a revocation of your proxy. You may also be represented by another person attending the Special Meeting by executing an acceptable form of proxy designating that person to act on your behalf.

Shares may only be voted by or on behalf of the record holder of shares as of the Record Date, as indicated in our stock transfer records. If your shares are held in “street name,” then you must provide voting instructions to the broker and/or other nominee, as the appropriate record holder, so that such person can vote the shares in accordance with your preferences. In the absence of such voting instructions from you, the record holder will be entitled to vote your shares on “routine” matters. Please contact your broker and/or other nominee if you would like directions on how you may change or revoke your voting instructions.

Who is making this solicitation?

This solicitation is made on behalf of our Board and we will bear the expenses associated with this solicitation, but we expect to be reimbursed by a third party for these out-of-pocket expenses. Copies of solicitation materials will be furnished to brokers and/or other nominees holding shares in their names that are beneficially owned by others so that they may forward the solicitation material to such beneficial owners upon request. We will reimburse these parties for reasonable expenses incurred by them in sending proxy materials to our stockholders. In addition to the solicitation of proxies by mail, our directors, officers, and employees may solicit proxies by telephone, facsimile, or personal interview. No additional compensation will be paid to these individuals for any such services. We have hired Broadridge Financial Solutions, Inc. to assist us in the distribution of proxy materials. We have also retained Georgeson LLC to aid in and advise on certain matters relating to the Special Meeting for a fee of approximately $30,000.

How can I find the voting results?

We plan to announce preliminary voting results at the meeting and will publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Special Meeting.

MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING

PROPOSAL 1:

RATIFICATION

Our Board has determined that it is advisable and in the best interests of the Company and our stockholders to ratify, pursuant to Section 204 of the DGCL, the approval, filing and effectiveness of the certificate of amendment to our Certificate of Incorporation filed with the Secretary of State on May 27, 2022 (the “Share Increase Amendment”) and the increase in the number of shares of our authorized Common Stock effected thereby from 80,000,000 to 150,000,000 shares (the “Ratification”). This Ratification shall be retroactive to the effectiveness of the filing of the Share Increase Amendment with the Secretary of State on May 27, 2022.

Background on the Ratification

As described in the definitive proxy statement relating to our 2022 Annual Meeting, which was filed with the SEC on April 14, 2022 (as supplemented by the additional definitive soliciting material filed with the SEC on May 16, 2022, the “2022 Annual Meeting Proxy Statement”), the Share Increase Amendment was proposed to increase the authorized number of shares of Common Stock in order to, among other reasons, provide the Company with the ability to raise the capital necessary to continue and grow its operations. The Board believed that the ratio of issued shares to authorized shares was potentially restrictive and not in line with similar agriculture-technology companies, and approved the Share Issuance Amendment to lower our issued shares to authorized shares ratio and provide sufficient reserves of authorized but unissued shares to generally support growth and to provide flexibility for future corporate needs, including but not limited to grants under equity compensation plans, stock splits, financings and potential strategic transactions, as well as other general corporate transactions. The additional authorized shares enable us to issue shares in the future in a timely manner and under circumstances we consider favorable without incurring the risk, delay and potential expense incident to obtaining stockholder approval for a particular issuance.

At the 2022 Annual Meeting, the Company’s stockholders voted on the Share Increase Amendment. Consistent with the applicable rules concerning the manner in which brokerage firms, banks, broker-dealers, or other similar organizations (collectively, “brokers and/or other nominees”) may exercise discretionary authority to vote on “routine” matters, certain shares of Common Stock held by brokers and/or other nominees and with respect to which the beneficial owners had not provided their broker and/or other nominee with voting instructions were voted by the brokers and/or other nominees in favor of the approval of the Share Increase Amendment. Such votes, and others cast by our stockholders, were tabulated by our inspector of elections in accordance with the applicable NYSE rules, and, based on the tabulation, our inspector of elections determined that the proposal to approve the Share Increase Amendment was adopted by the requisite vote of stockholders and certified that the proposal had passed. In particular, there were 27,376,357 votes cast by stockholders on the Share Increase Amendment, of which 25,606,826 were voted “FOR,” 1,568,694 were voted “AGAINST,” and 200,837 votes abstained. Brokers and/or other nominees cast an additional 17,718,415 votes on the Share Increase Amendment, of which 14,811,907 were cast “FOR,” 2,646,023 were cast “AGAINST,” and 260,485 abstained. The affirmative vote for the Share Increase Amendment, at 57% of the shares of Common Stock outstanding as of the record date for the 2022 Annual Meeting, was sufficiently in excess of the required approval of a majority of our outstanding shares of Common Stock to effect the Share Increase Amendment. Following this approval, we filed the Share Increase Amendment with the Secretary of State on May 27, 2022 and it became effective on the same date.

On June 24, 2022, the Company received a letter on behalf of a stockholder alleging that disclosures in the 2022 Annual Meeting Proxy Statement regarding the authority of brokers and/or other nominees to vote on the Share Increase Amendment in the absence of instructions were inconsistent with how votes were tabulated and counted. In particular, the stockholder observed that the 2022 Annual Meeting Proxy Statement identified the Share Increase Amendment as “non-routine” and stated that brokers and/or other nominees could not vote on this matter unless beneficial owners provided voting instructions. Although this stockholder did not claim to have been under a misimpression prior to the 2022 Annual Meeting and no other stockholder reported any confusion or made any inquiry with the Company regarding the language on this matter in the 2022 Annual Meeting Proxy Statement at any time prior to June 24, 2022, the stockholder stated that an unidentified and unspecified number of other stockholders might have been opposed to the Share Increase Amendment but, because they believed that providing no instruction would prevent their brokers and/or other nominees from casting an affirmative vote in favor of the proposal, declined to instruct their brokers and/or other nominees on the Share Increase Amendment rather than voting against the proposal. For this reason, the stockholder suggested that the votes of brokers and/or other nominees should not have been counted with respect to the Share Increase Amendment, and that the Board should deem the Share Increase Amendment ineffective and make appropriate disclosure of such determination, or seek valid stockholder approval of the Share Increase Amendment.

The Board believes it was and is appropriate to include the affirmative votes cast by brokers and/or other nominees pursuant to their discretionary authority in the tabulation of votes in favor of the Share Increase Amendment and, thus, that the Share Increase Amendment was properly approved and is effective. However, to avoid potential future litigation risk, and to eliminate any uncertainty as to the Share Increase Amendment and the validity of shares of Common Stock that in the future may be issued by virtue of the Share Increase Amendment, the Board has determined that it is advisable and in the best interests of the Company and its stockholders to ratify the approval, filing and effectiveness of the Share Increase Amendment pursuant to Section 204 of the DGCL. In furtherance of this Ratification, the Board unanimously adopted the resolutions attached hereto as Appendix A on August 3, 2022, resolving, among other things, to approve the ratification of the Share Increase Amendment, subject to stockholder ratification, and recommend that stockholders approve the ratification of the Share Increase Amendment. If the Ratification is approved by our stockholders and becomes effective, the ratification of the Share Increase Amendment will be retroactive to May 27, 2022, which was the date of the filing and effectiveness of the Share Increase Amendment with the Secretary of State.

The Ratification will provide the Company with certainty regarding the ability to raise the capital necessary to continue and grow its operations by providing sufficient reserves of authorized but unissued shares to generally support growth and to provide flexibility for future corporate needs, including but not limited to grants under equity compensation plans, stock splits, financings, potential strategic transactions, as well as other general corporate transactions. No specific transaction was contemplated in connection with the Share Increase Amendment, and as of this date, none of the shares authorized by the Share Increase Amendment have been issued. Once the Ratification is approved, the additional authorized shares pursuant to the Share Increase Amendment will enable us to issue shares in the future in a timely manner and under circumstances we consider favorable without incurring the risk, delay and potential expense incident to obtaining stockholder approval for a particular issuance.

Our Board recommends that you vote “FOR” the Ratification.

Matters Related to Section 204 of the DGCL

Sections 204 and 205 of the DGCL are attached hereto as Appendix B.

Section 204 of the DGCL allows a Delaware corporation, by following specified procedures, to ratify a corporate act retroactive to the date the corporate act was originally taken. Our Board believes that the Share Increase Amendment was properly approved and is effective. However, to avoid potential future litigation risk and to eliminate any uncertainty as to the Share Increase Amendment and the validity of shares of Common Stock that in the future may be issued by virtue of the Share Increase Amendment, on August 3, 2022, our Board determined that it would be advisable and in the best interests of the Company and its stockholders to ratify the approval, filing and effectiveness of the Share Increase Amendment pursuant to Section 204 of the DGCL and unanimously adopted the resolutions attached hereto as Appendix A (such resolutions are incorporated herein by reference) approving the Ratification. Our Board also recommended that our stockholders approve the Ratification for purposes of Section 204, and directed that the Ratification be submitted to our stockholders entitled to vote thereon for approval.

Subject to the receipt of the required vote of our stockholders to approve the Ratification, we expect to file the Certificate of Validation with respect to the Share Increase Amendment with the Secretary of State promptly after the adjournment of the Special Meeting. The filing date of the Certificate of Validation with the Secretary of State will be the validation effective time of the Ratification within the meaning of Section 204 of the DGCL.

If the Ratification becomes effective, under the DGCL, any claim that (i) the Share Increase Amendment ratified pursuant to the Ratification is void or voidable due to a failure of authorization or (ii) the Delaware Court of Chancery should declare, in its discretion, that the Share Increase Amendment not be effective or be effective only on certain conditions must be brought within 120 days from the validation effective time in respect of the Ratification, which will occur upon the effectiveness of the filing of the Certificate of Validation with the Secretary of State. If the Ratification is approved at the Special Meeting, we expect to file the Certificate of Validation promptly after the adjournment of the Special Meeting.

Consequences if the Ratification is Not Approved by Our Stockholders

If the Ratification is not approved by the requisite vote of our stockholders, we will not be able to file the Certificate of Validation with the Secretary of State and the Share Increase Amendment will not be ratified in accordance with Section 204 of the DGCL. The failure to approve the Ratification may leave us exposed to potential claims that (i) the Share Increase Amendment did not receive requisite stockholder approval at the 2022 Annual Meeting, and therefore was not validly filed with the Secretary of State and is not currently effective, (ii) as a result, the Company does not have sufficient authorized but unissued shares of Common Stock to permit future issuances of Common Stock, including pursuant to outstanding warrants, stock options and other convertible securities, and (iii) actions taken by the Company in reliance on the effectiveness of the Share Increase Amendment were improperly effected, although the Company believes that any such claims would be without merit. In addition, the failure to approve the Ratification may preclude us from pursuing, or impair our ability to pursue, a wide range of potential corporate opportunities that might require working capital or additional financing, or otherwise be in the best interests of our stockholders, which could have a material adverse effect on our business and prospects.

Interests of Directors and Executive Officers

Our directors and executive officers have no material interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock they own and equity awards granted to them under our equity incentive plans.

Vote Required

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting is required to approve the Ratification.

Recommendation of the Board

Our Board recommends that the stockholders vote “FOR” the Ratification.

PROPOSAL 2:

ADJOURNMENT PROPOSAL

Stockholders are being asked to consider and vote upon an adjournment by stockholders of the Special Meeting from time to time, if necessary or advisable (as determined by the Company), to solicit additional proxies in the event there are not sufficient votes at the time of the Special Meeting to approve the Ratification as described in Proposal 1.

Vote Required

The approval of Proposal 2, the Adjournment Proposal, will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote on the Adjournment Proposal and which have actually been voted.

Recommendation of the Board

Our Board recommends that the stockholders vote FOR the Adjournment.

OWNERSHIP OF SECURITIES

The following table sets forth certain information known to us with respect to the beneficial ownership of our Common Stock as of August 16, 2022, by (i) each person who, to our knowledge, beneficially owns 5% or more of the outstanding shares of our Common Stock, (ii) each of our current directors, (iii) each named executive officer (as listed in the Summary Compensation Table included in the 2022 Annual Meeting Proxy Statement), and (iv) all current directors and executive officers as a group. None of the shares reported as beneficially owned by our directors or executive officers are currently pledged as security for any outstanding loan or indebtedness.

We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws. The table lists applicable percentage ownership based on 71,110,713 shares of our Common Stock outstanding as of August 16, 2022. The number of shares beneficially owned includes shares of our Common Stock that each person has the right to acquire within 60 days of August 16, 2022, including upon the exercise of stock options or warrants. These stock options and warrants are deemed outstanding for the purpose of computing the percentage of outstanding shares of our Common Stock owned by such person but are not deemed outstanding for the purpose of computing the percentage of outstanding shares of our Common Stock owned by any other person.

Name and address of beneficial owner (1)	Number of Shares Beneficially Owned	Percent of Class
Randal J. Kirk (2) The Governor Tyler 1881 Grove Avenue Radford, Virginia 24141	5,340,836	7.5%
Richard J. Clothier	85,763	*
Ricardo Alvarez (3)	3,556	*
Erin Sharp	—	*
Gail Sharps Meyers (4)	2,959	*
Christine St.Clare (5)	19,773	*
Rick Sterling (6)	7,268	*
Michael Stern	15,000	*
Sylvia Wulf (7)	412,386	*
David Frank (8)	149,517	*
Angela Olsen (9)	87,410	*
Executive officers and directors as a group (11 persons) (10)	892,608	1.2%

*	Indicates beneficial ownership of less than one percent of the total outstanding shares of our Common Stock.

(1)	Unless otherwise indicated, the address for each beneficial owner is c/o AquaBounty Technologies, Inc., 2 Mill & Main Place, Suite 395, Maynard, MA 01754.

(2)

Based solely on a Schedule 13D/A filed on November 24, 2021 by Randal J. Kirk and Third Security, LLC (“Third Security”), Third Security has sole voting and dispositive power with respect to 1,580,954 shares of Common Stock and Mr. Kirk and entities controlled by him, other than Third Security, have sole voting and dispositive power with respect to 3,756,711 shares of Common Stock.

(3)

Includes for Dr. Alvarez 3,145 shares of Common Stock issuable pursuant to vested but unexercised options and 411 shares of Common Stock issuable pursuant to options exercisable within 60 days of August 16, 2022.

(4)

Includes for Ms. Sharps Meyers 2,548 shares of Common Stock issuable pursuant to vested but unexercised options and 411 shares of Common Stock issuable pursuant to options exercisable within 60 days of August 16, 2022.

(5)

Includes for Ms. St.Clare 19,362 shares of Common Stock issuable pursuant to vested but unexercised options and 411 shares of Common Stock issuable pursuant to options exercisable within 60 days of August 16, 2022.

(6)

Includes for Mr. Sterling 5,562 shares of Common Stock issuable pursuant to vested but unexercised options and 411 shares of Common Stock issuable pursuant to options exercisable within 60 days of August 16, 2022.

(7)

Includes for Ms. Wulf 184,703 shares of Common Stock issuable pursuant to vested but unexercised options and 4,194 shares of Common Stock issuable pursuant to options exercisable within 60 days of August 16, 2022.

(8)

Includes for Mr. Frank 74,688 shares of Common Stock issuable pursuant to vested but unexercised options and 2,278 shares of Common Stock issuable pursuant to options exercisable within 60 days of August 16, 2022.

(9)

Includes for Ms. Olsen 40,835 shares of Common Stock issuable pursuant to vested but unexercised options and 1,581 shares of Common Stock issuable pursuant to options exercisable within 60 days of August 16, 2022.

(10)

Includes for our directors and executive officers as a group 416,234 shares of Common Stock issuable pursuant to vested but unexercised options and 11,348 shares of Common Stock issuable pursuant to options exercisable within 60 days of August 16, 2022.

OTHER MATTERS

We do not know of any matters to be presented at the Special Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Special Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as our Board recommends.

BY ORDER OF THE BOARD OF DIRECTORS OF AQUABOUNTY TECHNOLOGIES, INC.

/s/ Sylvia Wulf Sylvia Wulf
President, Chief Executive Officer, and Director

Maynard, Massachusetts

[•], 2022

Appendix A

RESOLUTIONS OF THE

BOARD OF DIRECTORS (the “Board”) OF

AQUABOUNTY TECHNOLOGIES, INC.

(a Delaware corporation, the “Corporation”)

August 3, 2022

WHEREAS, the Board previously approved the amendment of the Third Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock, par value $0.001 per share (the “Common Stock”), from 80,000,000 to 150,000,000 (the “Amendment”) and the Corporation sought stockholder approval of such amendment at the Corporation’s 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting of Stockholders”).

WHEREAS, the inspector of elections for the 2022 Annual Meeting of Stockholders determined that the proposal to approve the Amendment was adopted by the requisite vote of stockholders and certified that the proposal had passed.

WHEREAS, the Corporation, after determining that it had received the requisite stockholder vote to adopt the Amendment, effected the Amendment by filing a Certificate of Amendment to the Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware (the “Secretary of State”) on May 27, 2022.

WHEREAS, the validity of the Amendment and the effectiveness of the Certificate of Amendment upon its filing with the Secretary of State on May 27, 2022 has been challenged in a stockholder demand letter, dated June 24, 2022, alleging that disclosures in the Proxy Statement for the 2022 Annual Meeting of Stockholders regarding the authority of brokers and/or other nominees to cast votes on the Amendment without specific instructions from the beneficial holders of such stock were inconsistent with how such votes were tabulated and counted, as the Proxy Statement for the 2022 Annual Meeting of Stockholders identified the Amendment as “non-routine.”

WHEREAS, Section 204 of the General Corporation Law of the State of Delaware (the “DGCL”) provides that no “defective corporate act” or “putative stock” shall be void or voidable solely as a result of a “failure of authorization” (as such terms are defined in subsection (h) of Section 204) if ratified as provided in Section 204 of the DGCL.

WHEREAS, Section 205 of the DGCL provides that no action asserting that a defective corporate act or putative stock ratified under Section 204 of the DGCL is void or voidable due to a failure of authorization identified in a resolution adopted in accordance with Section 204(b) of the DGCL, or that the Delaware Court of Chancery should declare in its discretion that the ratification thereof in accordance with Section 204 of the DGCL not be effective or be effective only on certain conditions, may be brought after 120 days from the later of the validation effective time and the time required to give notice of such ratification to a corporation’s stockholders pursuant to Section 204(g) of the DGCL.

WHEREAS, although the Board believes it was and is appropriate to include the affirmative votes cast by brokers and/or other nominees pursuant to their discretionary authority in the tabulation of votes in favor of the Amendment, and thus the Amendment was properly approved by the requisite stockholders of the Corporation, to avoid potential future litigation risk and to eliminate any uncertainty as to the Amendment and the validity of shares of Common Stock that in the future may be issued by virtue of the Amendment, the Board has determined that it is advisable and in the best interests of the Corporation and its stockholders to adopt the following resolutions in order to ratify the Potentially Defective Corporate Acts (as defined below) pursuant to Section 204 of the DGCL.

NOW, THEREFORE, BE IT RESOLVED, that the arguably defective corporate acts to be ratified are the approval of the Amendment by the stockholders of the Corporation, the filing of the Certificate of Amendment with the Secretary of State and the effectiveness of the Certificate of Amendment following such filing (the “Potentially Defective Corporate Acts”).

RESOLVED, FURTHER, that the date of the Potentially Defective Corporate Acts is May 27, 2022.

RESOLVED, FURTHER, that the nature of the potential failure of authorization in respect of the Potentially Defective Corporate Acts is that the disclosure set forth in the Proxy Statement for the 2022 Annual Meeting of Stockholders may not have accurately described (i) whether brokers and/or other nominees had discretionary authority to vote on the proposal that stockholders adopt the Amendment, in the absence of specific instructions from the beneficial owners of the shares of Common Stock at issue, and (ii) the effect of a failure by a beneficial owner of Common Stock to provide voting instructions to such beneficial owner’s broker and/or other nominee, such that the approval of the Amendment by the stockholders of the Corporation and the filing and effectiveness of the Certificate of Amendment may not have been authorized and effected in manner consistent with the disclosures set forth in the Proxy Statement for the 2022 Annual Meeting of Stockholders and with Section 242 of the DGCL.

RESOLVED, FURTHER, that the Board hereby approves, adopts and authorizes, in all respects, the ratification of the Potentially Defective Corporate Acts.

RESOLVED, FURTHER, that the Board directs that the ratification of the Potentially Defective Corporate Acts be submitted to a vote of stockholders at a special meeting of stockholders (the “Special Meeting”) to be held on October 12, 2022 (or at such other date or dates and time to which such meeting may be properly adjourned) for such purpose, which meeting will be held solely virtually by the means of remote communication set forth in the Corporation’s Proxy Statement for the Special Meeting, and the Board hereby recommends that stockholders vote in favor of such ratification and any proposal to approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of such ratification.

RESOLVED, FURTHER, that, following the approval of the ratification of the Potentially Defective Corporate Acts by the stockholders of the Corporation, the officers of the Corporation (the “Authorized Officers”) be, and each of them hereby is, authorized to execute a certificate of validation in respect of the Potentially Defective Corporate Acts, with such certificate of validation to be in such form and filed at such time as any Authorized Officer may deem advisable (the advisability of which shall be conclusively evidenced by the execution and filing of such certificate of validation).

RESOLVED, FURTHER, that the record date for determining the Corporation’s stockholders that are entitled to notice of and to vote at the Special Meeting, or any adjournment thereof, shall be the close of business on August 24, 2022 (the “Record Date”) (unless the Board subsequently fixes a later record date for such purpose), and the Authorized Officers be, and hereby are, authorized and directed to notify the transfer agent for the Corporation’s capital stock and the Nasdaq Stock Market (“Nasdaq”) of the Record Date.

RESOLVED, FURTHER, that each Authorized Officer be, and each of them hereby is, authorized, empowered and directed to (i) implement reasonable measures to verify that each person deemed present and permitted to vote at Special Meeting by means of remote communication is a stockholder or proxyholder, (ii) implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the Special Meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the Special Meeting substantially concurrently with such proceedings, and (iii) implement such other guidelines and procedures as any such Authorized Officer shall determine to be necessary or appropriate to hold the Special Meeting solely by means of remote communication, such implementation to be conclusive evidence of such determination.

RESOLVED, FURTHER, that the Authorized Officers be, and each of them hereby is, authorized to notify and instruct Computershare Trust Company, N.A., as transfer agent for the Corporation, or Broadridge Financial Solutions, Inc. to commence the inquiry required by Rule 14a-13(a)(i) promulgated under the Securities Exchange Act of 1934, as amended, in connection with the Special Meeting and that any such action taken prior to the date hereof be, and hereby is, ratified and confirmed and approved in all respects.

RESOLVED, FURTHER, that the Authorized Officers be, and each of them hereby is, authorized and directed, on behalf of the Corporation, to cause a list of the stockholders of the Corporation as of the close of business on the Record Date to be prepared and made available as and to the extent required under Delaware law.

RESOLVED, FURTHER, that the Authorized Officers be, and each of them hereby is, directed to give notice of such means of remote communication, date, time, and the purpose of the Special Meeting, together with any other statements or notices required therein under Section 204 of the DGCL, not less than twenty (20) nor more than sixty (60) days prior to the date of the Special Meeting, to each stockholder of record of valid or putative stock as of the Record Date and, except for any holders whose identities or addresses cannot be determined from the records of the Corporation, to each stockholder of record of valid or putative stock as of the record date for the 2022 Annual Meeting of Stockholders.

RESOLVED, FURTHER, that a representative from Computershare Trust Company, N.A., or designated affiliate thereof, be, and hereby is, appointed as the inspector of election for the Special Meeting and any continuation, adjournment or postponement thereof, with full power of substitution, to (i) ascertain the number of shares outstanding and the voting power of each; (ii) determine the shares represented at the Special Meeting; (iii) count all votes and ballots; (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; (v) certify the determination of the number of shares represented at the Special Meeting and the count of all votes and ballots; and (vi) to take all such other actions consistent with the appointment to such position.

RESOLVED FURTHER, that Richard J. Clothier (or, in the absence of or at the direction of Richard J. Clothier, Sylvia Wulf or David Frank is hereby appointed to serve as the presiding officer of the Special Meeting and any continuation, adjournment or postponement thereof.

RESOLVED, FURTHER, that the Authorized Officers be, and each of them hereby is, authorized to prepare or cause to be prepared the preliminary and definitive Proxy Statements, a Proxy Card, a Notice of the Special Meeting and such other documents as the Authorized Officers, or any of them acting singly, shall deem necessary or appropriate (the “Proxy Materials”), with the approval and authorization thereof to be conclusively evidenced by the execution, distribution to stockholders or filing of such Proxy Materials.

RESOLVED, FURTHER, that the Authorized Officers be, and each of them hereby is, authorized and directed to file the Proxy Materials with the Securities and Exchange Commission and Nasdaq and to cause the Proxy Materials to be provided to all stockholders of the Corporation as of the Record Date or otherwise entitled to notice under Delaware law, in the manner required by the federal securities laws and Delaware law, together with any and all amendments and supplements thereto which any such Authorized Officers shall determine to be necessary or advisable, with the approval and authorization thereof to be conclusively evidenced by the execution, distribution to stockholders or filing of such amendments or supplements.

RESOLVED, FURTHER, that the Authorized Officers be, and each of them hereby is, authorized to adopt such rules of procedure for the Special Meeting as deemed necessary or advisable in order to maintain proper decorum at the Special Meeting.

RESOLVED, FURTHER, that Sylvia Wulf, David A. Frank and Angela M. Olsen, or any one of them acting in the absence of other, with full power of substitution and re-substitution, be, and each of them hereby is, appointed to act as proxy for the proxies solicited by the Board for the Special Meeting and any continuation, adjournment or postponement thereof.

RESOLVED, FURTHER, that the Board hereby authorizes the Authorized Officers to retain a proxy solicitor and pay any fees in connection therewith, if determined appropriate in any such Authorized Officer’s or Officers’ sole discretion, to assist such Authorized Officers in the solicitation of proxies in connection with the Special Meeting.

RESOLVED, FURTHER, that at any time prior to the validation effective time in respect of any Potentially Defective Corporate Act, notwithstanding approval of the ratification of the Potentially Defective Corporate Acts by the stockholders of the Corporation, the Board may abandon the ratification of any such Potentially Defective Corporate Acts without further action of the stockholders of the Corporation.

RESOLVED, FURTHER, that the Authorized Officers be, and each of them hereby is, authorized and empowered to take any and all such further action, to execute, deliver and file any and all such further agreements, instruments, documents, certificates and communications and to pay such expenses, in the name and on behalf of the Corporation, as such Authorized Officer may deem necessary or advisable to effectuate the purposes and intent of the resolutions hereby adopted, the taking of such actions, the execution, delivery, and filing of such agreements, instruments, documents, certificates or communications and the payment of such expenses by any such Authorized Officer to be conclusive evidence of his or her authorization hereunder and the necessity, advisability, and approval thereof.

RESOLVED, FURTHER, that all actions heretofore taken by any director, officer, or agent of the Corporation, for and on behalf of the Corporation, with respect to any of the matters referenced in the foregoing resolutions are hereby ratified, approved, and confirmed in all respects.

Appendix B

§ 204. RATIFICATION OF DEFECTIVE CORPORATE ACTS AND STOCK.

(a) Subject to subsection (f) of this section, no defective corporate act or putative stock shall be void or voidable solely as a result of a failure of authorization if ratified as provided in this section or validated by the Court of Chancery in a proceeding brought under § 205 of this title.

(b)(1) In order to ratify 1 or more defective corporate acts pursuant to this section (other than the ratification of an election of the initial board of directors pursuant to paragraph (b)(2) of this section), the board of directors of the corporation shall adopt resolutions stating:

(A) The defective corporate act or acts to be ratified;

(B) The date of each defective corporate act or acts;

(C) If such defective corporate act or acts involved the issuance of shares of putative stock, the number and type of shares of putative stock issued and the date or dates upon which such putative shares were purported to have been issued;

(D) The nature of the failure of authorization in respect of each defective corporate act to be ratified; and

(E) That the board of directors approves the ratification of the defective corporate act or acts.

Such resolutions may also provide that, at any time before the validation effective time in respect of any defective corporate act set forth therein, notwithstanding the approval of the ratification of such defective corporate act by stockholders, the board of directors may abandon the ratification of such defective corporate act without further action of the stockholders. The quorum and voting requirements applicable to the ratification by the board of directors of any defective corporate act shall be the quorum and voting requirements applicable to the type of defective corporate act proposed to be ratified at the time the board adopts the resolutions ratifying the defective corporate act; provided that if the certificate of incorporation or bylaws of the corporation, any plan or agreement to which the corporation was a party or any provision of this title, in each case as in effect as of the time of the defective corporate act, would have required a larger number or portion of directors or of specified directors for a quorum to be present or to approve the defective corporate act, such larger number or portion of such directors or such specified directors shall be required for a quorum to be present or to adopt the resolutions to ratify the defective corporate act, as applicable, except that the presence or approval of any director elected, appointed or nominated by holders of any class or series of which no shares are then outstanding, or by any person that is no longer a stockholder, shall not be required.

(2) In order to ratify a defective corporate act in respect of the election of the initial board of directors of the corporation pursuant to § 108 of this title, a majority of the persons who, at the time the resolutions required by this paragraph (b)(2) of this section are adopted, are exercising the powers of directors under claim and color of an election or appointment as such may adopt resolutions stating:

(A) The name of the person or persons who first took action in the name of the corporation as the initial board of directors of the corporation;

(B) The earlier of the date on which such persons first took such action or were purported to have been elected as the initial board of directors; and

(C) That the ratification of the election of such person or persons as the initial board of directors is approved.

(c) Each defective corporate act ratified pursuant to paragraph (b)(1) of this section shall be submitted to stockholders for approval as provided in subsection (d) of this section, unless:

(1) (A) No other provision of this title, and no provision of the certificate of incorporation or bylaws of the corporation, or of any plan or agreement to which the corporation is a party, would have required stockholder approval of such defective corporate act to be ratified, either at the time of such defective corporate act or at the time the board of directors adopts the resolutions ratifying such defective corporate act pursuant to paragraph (b)(1) of this section; and 1 (B) such defective corporate act did not result from a failure to comply with §203 of this title 2 ; or

(2) As of the record date for determining the stockholders entitled to vote on the ratification of such defective corporate act, there are no shares of valid stock outstanding and entitled to vote thereon, regardless of whether there then exist any shares of putative stock.

(d) If the ratification of a defective corporate act is required to be submitted to stockholders for approval pursuant to subsection (c) of this section, due notice of the time, place, if any, and purpose of the meeting shall be given at least 20 days before the date of the meeting to each holder of valid stock and putative stock, whether voting or nonvoting, at the address of such holder as it appears or most recently appeared, as appropriate, on the records of the corporation. The notice shall also be given to the holders of record of valid stock and putative stock, whether voting or nonvoting, as of the time of the defective corporate act (or, in the case of any defective corporate act that involved the establishment of a record date for notice of or voting at any meeting of stockholders, for action by written consent of stockholders in lieu of a meeting, or for any other purpose, the record date for notice of or voting at such meeting, the record date for action by written consent, or the record date for such other action, as the case may be), other than holders whose identities or addresses cannot be determined from the records of the corporation. The notice shall contain a copy of the resolutions adopted by the board of directors pursuant to paragraph (b)(1) of this section or the information required by paragraphs (b)(1)(A) through (E) of this section and a statement that any claim that the defective corporate act or putative stock ratified hereunder is void or voidable due to the failure of authorization, or that the Court of Chancery should declare in its discretion that a ratification in accordance with this section not be effective or be effective only on certain conditions must be brought within 120 days from the applicable validation effective time. At such meeting, the quorum and voting requirements applicable to ratification of such defective corporate act shall be the quorum and voting requirements applicable to the type of defective corporate act proposed to be ratified at the time of the approval of the ratification, except that:

(1) If the certificate of incorporation or bylaws of the corporation, any plan or agreement to which the corporation was a party or any provision of this title in effect as of the time of the defective corporate act would have required a larger number or portion of stock or of any class or series thereof or of specified stockholders for a quorum to be present or to approve the defective corporate act, the presence or approval of such larger number or portion of stock or of such class or series thereof or of such specified stockholders shall be required for a quorum to be present or to approve the ratification of the defective corporate act, as applicable, except that the presence or approval of shares of any class or series of which no shares are then outstanding, or of any person that is no longer a stockholder, shall not be required;

(2) The approval by stockholders of the ratification of the election of a director shall require the affirmative vote of the majority of shares present at the meeting and entitled to vote on the election of such director, except that if the certificate of incorporation or bylaws of the corporation then in effect or in effect at the time of the defective election require or required a larger number or portion of stock or of any class or series thereof or of specified stockholders to elect such director, the affirmative vote of such larger number or portion of stock or of any class or series thereof or of such specified stockholders shall be required to ratify the election of such director, except that the presence or approval of shares of any class or series of which no shares are then outstanding, or of any person that is no longer a stockholder, shall not be required; and

(3) In the event of a failure of authorization resulting from failure to comply with the provisions of §203 of this title, the ratification of the defective corporate act shall require the vote set forth in §203(a)(3) of this title, regardless of whether such vote would have otherwise been required.

Shares of putative stock on the record date for determining stockholders entitled to vote on any matter submitted to stockholders pursuant to subsection (c) of this section (and without giving effect to any ratification that becomes effective after such record date) shall neither be entitled to vote nor counted for quorum purposes in any vote to ratify any defective corporate act.

(e) If a defective corporate act ratified pursuant to this section would have required under any other section of this title the filing of a certificate in accordance with §103 of this title, then, whether or not a certificate was previously filed in respect of such defective corporate act and in lieu of filing the certificate otherwise required by this title, the corporation shall file a certificate of validation with respect to such defective corporate act in accordance with §103 of this title. A separate certificate of validation shall be required for each defective corporate act requiring the filing of a certificate of validation under this section, except that (i) 2 or more defective corporate acts may be included in a single certificate of validation if the corporation filed, or to comply with this title would have filed, a single certificate under another provision of this title to effect such acts, and (ii) 2 or more overissues of shares of any class, classes or series of stock may be included in a single certificate of validation, provided that the increase in the number of authorized shares of each such class or series set forth in the certificate of validation shall be effective as of the date of the first such overissue. The certificate of validation shall set forth:

(1) Each defective corporate act that is the subject of the certificate of validation (including, in the case of any defective corporate act involving the issuance of shares of putative stock, the number and type of shares of putative stock issued and the date or dates upon which such putative shares were purported to have been issued), the date of such defective corporate act, and the nature of the failure of authorization in respect of such defective corporate act;

(2) A statement that such defective corporate act was ratified in accordance with this section, including the date on which the board of directors ratified such defective corporate act and the date, if any, on which the stockholders approved the ratification of such defective corporate act; and

(3) Information required by 1 of the following paragraphs:

a. If a certificate was previously filed under §103 of this title in respect of such defective corporate act and no changes to such certificate are required to give effect to such defective corporate act in accordance with this section, the certificate of validation shall set forth (x) the name, title and filing date of the certificate previously filed and of any certificate of correction thereto and (y) a statement that a copy of the certificate previously filed, together with any certificate of correction thereto, is attached as an exhibit to the certificate of validation;

b. If a certificate was previously filed under §103 of this title in respect of the defective corporate act and such certificate requires any change to give effect to the defective corporate act in accordance with this section (including a change to the date and time of the effectiveness of such certificate), the certificate of validation shall set forth (x) the name, title and filing date of the certificate so previously filed and of any certificate of correction thereto, (y) a statement that a certificate containing all of the information required to be included under the applicable section or sections of this title to give effect to the defective corporate act is attached as an exhibit to the certificate of validation, and (z) the date and time that such certificate shall be deemed to have become effective pursuant to this section; or

c. If a certificate was not previously filed under §103 of this title in respect of the defective corporate act and the defective corporate act ratified pursuant to this section would have required under any other section of this title the filing of a certificate in accordance with §103 of this title, the certificate of validation shall set forth (x) a statement that a certificate containing all of the information required to be included under the applicable section or sections of this title to give effect to the defective corporate act is attached as an exhibit to the certificate of validation, and (y) the date and time that such certificate shall be deemed to have become effective pursuant to this section.

A certificate attached to a certificate of validation pursuant to paragraph (e)(3)b. or c. of this section need not be separately executed and acknowledged and need not include any statement required by any other section of this title that such instrument has been approved and adopted in accordance with the provisions of such other section.

(f) From and after the validation effective time, unless otherwise determined in an action brought pursuant to §205 of this title:

(1) Subject to the last sentence of subsection (d) of this section, each defective corporate act ratified in accordance with this section shall no longer be deemed void or voidable as a result of the failure of authorization described in the resolutions adopted pursuant to subsection (b) of this section and such effect shall be retroactive to the time of the defective corporate act; and

(2) Subject to the last sentence of subsection (d) of this section, each share or fraction of a share of putative stock issued or purportedly issued pursuant to any such defective corporate act shall no longer be deemed void or voidable and shall be deemed to be an identical share or fraction of a share of outstanding stock as of the time it was purportedly issued.

(g) In respect of each defective corporate act ratified by the board of directors pursuant to subsection (b) of this section, prompt notice of the ratification shall be given to all holders of valid stock and putative stock, whether voting or nonvoting, as of the date the board of directors adopts the resolutions approving such defective corporate act, or as of a date within 60 days after such date of adoption, as established by the board of directors, at the address of such holder as it appears or most recently appeared, as appropriate, on the records of the corporation. The notice shall also be given to the holders of record of valid stock and putative stock, whether voting or nonvoting, as of the time of the defective corporate act, other than holders whose identities or addresses cannot be determined from the records of the corporation. The notice shall contain a copy of the resolutions adopted pursuant to subsection (b) of this section or the information specified in paragraphs (b)(1)(A) through (E) or paragraphs (b)(2)(A) through (C) of this section, as applicable, and a statement that any claim that the defective corporate act or putative stock ratified hereunder is void or voidable due to the failure of authorization, or that the Court of Chancery should declare in its discretion that a ratification in accordance with this section not be effective or be effective only on certain conditions must be brought within 120 days from the later of the validation effective time or the time at which the notice required by this subsection is given. Notwithstanding the foregoing, (i) no such notice shall be required if notice of the ratification of the defective corporate act is to be given in accordance with subsection (d) of this section, and (ii) in the case of a corporation that has a class of stock listed on a national securities exchange, the notice required by this subsection and the second sentence of subsection (d) of this section may be deemed given if disclosed in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to §13, § 14 or § 15(d) (15 U.S.C. § 78m, § 77n or § 78o(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, or the corresponding provisions of any subsequent United States federal securities laws, rules or regulations. If any defective corporate act has been approved by stockholders acting pursuant to §228 of this title, the notice required by this subsection may be included in any notice required to be given pursuant to §228(e) of this title and, if so given, shall be sent to the stockholders entitled thereto under §228(e) and to all holders of valid and putative stock to whom notice would be required under this subsection if the defective corporate act had been approved at a meeting other than any stockholder who approved the action by consent in lieu of a meeting pursuant to §228 of this title or any holder of putative stock who otherwise consented thereto in writing. Solely for purposes of subsection (d) of this section and this subsection, notice to holders of putative stock, and notice to holders of valid stock and putative stock as of the time of the defective corporate act, shall be treated as notice to holders of valid stock for purposes of §§222 and 228, 229, 230, 232 and 233 of this title.

(h) As used in this section and in §205 of this title only, the term:

(1) ”Defective corporate act” means an overissue, an election or appointment of directors that is void or voidable due to a failure of authorization, or any act or transaction purportedly taken by or on behalf of the corporation that is, and at the time such act or transaction was purportedly taken would have been, within the power of a corporation under subchapter II of this chapter (without regard to the failure of authorization identified in § 204(b)(1)(D) of this title), but is void or voidable due to a failure of authorization;

(2) ”Failure of authorization” means: (i) the failure to authorize or effect an act or transaction in compliance with (A) the provisions of this title, (B) the certificate of incorporation or bylaws of the corporation, or (C) any plan or agreement to which the corporation is a party or the disclosure set forth in any proxy or consent solicitation statement, if and to the extent such failure would render such act or transaction void or voidable; or (ii) the failure of the board of directors or any officer of the corporation to authorize or approve any act or transaction taken by or on behalf of the corporation that would have required for its due authorization the approval of the board of directors or such officer;

(3) ”Overissue” means the purported issuance of:

a. Shares of capital stock of a class or series in excess of the number of shares of such class or series the corporation has the power to issue under § 161 of this title at the time of such issuance; or

b. Shares of any class or series of capital stock that is not then authorized for issuance by the certificate of incorporation of the corporation;

(4) ”Putative stock” means the shares of any class or series of capital stock of the corporation (including shares issued upon exercise of options, rights, warrants or other securities convertible into shares of capital stock of the corporation, or interests with respect thereto that were created or issued pursuant to a defective corporate act) that:

a. But for any failure of authorization, would constitute valid stock; or

b. Cannot be determined by the board of directors to be valid stock;

(5) ”Time of the defective corporate act” means the date and time the defective corporate act was purported to have been taken;

(6) ”Validation effective time” with respect to any defective corporate act ratified pursuant to this section means the latest of:

a. The time at which the defective corporate act submitted to the stockholders for approval pursuant to subsection (c) of this section is approved by such stockholders or if no such vote of stockholders is required to approve the ratification of the defective corporate act, the time at which the board of directors adopts the resolutions required by paragraph (b)(1) or (b)(2) of this section;

b. Where no certificate of validation is required to be filed pursuant to subsection (e) of this section, the time, if any, specified by the board of directors in the resolutions adopted pursuant to paragraph (b)(1) or (b)(2) of this section, which time shall not precede the time at which such resolutions are adopted; and

c. The time at which any certificate of validation filed pursuant to subsection (e) of this section shall become effective in accordance with §103 of this title.

(7) ”Valid stock” means the shares of any class or series of capital stock of the corporation that have been duly authorized and validly issued in accordance with this title.

In the absence of actual fraud in the transaction, the judgment of the board of directors that shares of stock are valid stock or putative stock shall be conclusive, unless otherwise determined by the Court of Chancery in a proceeding brought pursuant to §205 of this title.

(i) Ratification under this section or validation under §205 of this title shall not be deemed to be the exclusive means of ratifying or validating any act or transaction taken by or on behalf of the corporation, including any defective corporate act, or any issuance of stock, including any putative stock, or of adopting or endorsing any act or transaction taken by or in the name of the corporation prior to the commencement of its existence, and the absence or failure of ratification in accordance with either this section or validation under §205 of this title shall not, of itself, affect the validity or effectiveness of any act or transaction or the issuance of any stock properly ratified under common law or otherwise, nor shall it create a presumption that any such act or transaction is or was a defective corporate act or that such stock is void or voidable.

§ 205. PROCEEDINGS REGARDING VALIDITY OF DEFECTIVE CORPORATE ACTS AND STOCK.

(a) Subject to subsection (f) of this section, upon application by the corporation, any successor entity to the corporation, any member of the board of directors, any record or beneficial holder of valid stock or putative stock, any record or beneficial holder of valid or putative stock as of the time of a defective corporate act ratified pursuant to §204 of this title, or any other person claiming to be substantially and adversely affected by a ratification pursuant to §204 of this title, the Court of Chancery may:

(1) Determine the validity and effectiveness of any defective corporate act ratified pursuant to §204 of this title;

(2) Determine the validity and effectiveness of the ratification of any defective corporate act pursuant to §204 of this title;

(3) Determine the validity and effectiveness of any defective corporate act not ratified or not ratified effectively pursuant to §204 of this title;

(4) Determine the validity of any corporate act or transaction and any stock, rights or options to acquire stock; and

(5) Modify or waive any of the procedures set forth in §204 of this title to ratify a defective corporate act.

(b) In connection with an action under this section, the Court of Chancery may:

(1)	Declare that a ratification in accordance with and pursuant to §204 of this title is not effective or shall only be effective at a time or upon conditions established by the Court;

(2)	Validate and declare effective any defective corporate act or putative stock and impose conditions upon such validation by the Court;

(3)

Require measures to remedy or avoid harm to any person substantially and adversely affected by a ratification pursuant to §204 of this title or from any order of the Court pursuant to this section, excluding any harm that would have resulted if the defective corporate act had been valid when approved or effectuated;

(4)

Order the Secretary of State to accept an instrument for filing with an effective time specified by the Court, which effective time may be prior or subsequent to the time of such order, provided that the filing date of such instrument shall be determined in accordance with §103(c)(3) of this title;

(5)	Approve a stock ledger for the corporation that includes any stock ratified or validated in accordance with this section or with §204 of this title;

(6)	Declare that shares of putative stock are shares of valid stock or require a corporation to issue and deliver shares of valid stock in place of any shares of putative stock;

(7)	Order that a meeting of holders of valid stock or putative stock be held and exercise the powers provided to the Court under §227 of this title with respect to such a meeting;

(8)	Declare that a defective corporate act validated by the Court shall be effective as of the time of the defective corporate act or at such other time as the Court shall determine;

(9)

Declare that putative stock validated by the Court shall be deemed to be an identical share or fraction of a share of valid stock as of the time originally issued or purportedly issued or at such other time as the Court shall determine; and

(10)	Make such other orders regarding such matters as it deems proper under the circumstances.

(c) Service of the application under subsection (a) of this section upon the registered agent of the corporation shall be deemed to be service upon the corporation, and no other party need be joined in order for the Court of Chancery to adjudicate the matter. In an action filed by the corporation, the Court may require notice of the action be provided to other persons specified by the Court and permit such other persons to intervene in the action

(d) In connection with the resolution of matters pursuant to subsections (a) and (b) of this section, the Court of Chancery may consider the following:

(1)

Whether the defective corporate act was originally approved or effectuated with the belief that the approval or effectuation was in compliance with the provisions of this title, the certificate of incorporation or bylaws of the corporation;

(2)

Whether the corporation and board of directors has treated the defective corporate act as a valid act or transaction and whether any person has acted in reliance on the public record that such defective corporate act was valid;

(3)

Whether any person will be or was harmed by the ratification or validation of the defective corporate act, excluding any harm that would have resulted if the defective corporate act had been valid when approved or effectuated;

(4)	Whether any person will be harmed by the failure to ratify or validate the defective corporate act; and

(5)	Any other factors or considerations the Court deems just and equitable.

(e) The Court of Chancery is hereby vested with exclusive jurisdiction to hear and determine all actions brought under this section.

(f) Notwithstanding any other provision of this section, no action asserting:

(1)

That a defective corporate act or putative stock ratified in accordance with §204 of this title is void or voidable due to a failure of authorization identified in the resolution adopted in accordance with 204(b) of this title; or

(2)

That the Court of Chancery should declare in its discretion that a ratification in accordance with §204 of this title not be effective or be effective only on certain conditions, may be brought after the expiration of 120 days from the later of the validation effective time and the time notice, if any, that is required to be given pursuant to §204(g) of this title is given with respect to such ratification, except that this subsection shall not apply to an action asserting that a ratification was not accomplished in accordance with §204 of this title or to any person to whom notice of the ratification was required to have been given pursuant to §204(d) or (g) of this title, but to whom such notice was not given.

AquaBounty Vote 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ MR A SAMPLE
DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 C123456789 000000000.000000     ext 000000000.000000 ext 000000000.000000     ext 000000000.000000 ext 000000000.000000     ext 000000000.000000 ext Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Online Go to www.envisionreports.com/AQB or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/AQB Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Special Meeting Proxy Card 1234 5678 9012 345 IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A     Proposals — The Board of Directors recommends a vote FOR each proposal. For Against Abstain 1. To approve the ratification of the increase in authorized shares For Against Abstain 2. To approve an adjournment of the Special Meeting (if necessary) B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C 1234567890                J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 1UPX 550525 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 03OHRB

The Special Meeting of Stockholders of AquaBounty Technologies, Inc. will be held on Wednesday, October 12, 2022 at 8:30 A.M., EDT, virtually via the internet at meetnow.global/MLKARJ9. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Important notice regarding the Internet availability of proxy materials for the Special Meeting of Stockholders. The material is available at: www.envisionreports.com/AQB Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/AQB IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. AquaBounty Technologies, Inc. + Notice of Special Meeting of Stockholders Proxy Solicited by Board of Directors for the Special Meeting — October 12, 2022 Sylvia Wulf, David A. Frank, Angela M. Olsen, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers that the undersigned would possess if personally present, at the Special Meeting of Stockholders of AquaBounty Technologies, Inc., which will be held on October 12, 2022, at 8:30 a.m. EDT virtually via the internet, or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR items 1 and 2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below.